Segment Information	6 Months Ended
Jun. 30, 2017
Segment Information [Abstract]
Segment Information
Note 4 – Segment Information

In the Consolidated Financial Statements as of December 31, 2016, the Company presented two operating segments. Due to the sale of the PCB business as described in Note 1, the PCB segment is presented as discontinued operations and the continuing operations contain one operating segment.

Substantially all fixed assets are located in Israel and substantially all revenues are derived from shipments to other countries. Revenues are attributable to geographic areas/countries based upon the destination of shipment of products and related services as follows:

	Six months ended June 30,		Year ended December 31,
	2017	2016	2016
	U.S. Dollars (in thousands)
Asia- Other	18,698	7,369	22,782
China and Hong Kong	9,733	8,277	16,133
Taiwan	7,691	15,346	23,796
United States	3,009	2,869	8,200
Western Europe	2,402	1,257	4,787
Japan	2,295	1,551	3,530

	43,828	36,669	79,228